UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2011

SUGARMADE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23446	94-3008888
(Commission File Number)	(IRS Employer Identification No.)

2280 Lincoln Avenue, Suite 200, San Jose CA 95125
(Address of Principal Executive Offices)

408-265-6233
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On June 24, 2011, Diversified Opportunities, Inc. filed with the Secretary of State of the State of Delaware an Amendment to its Certificate of Incorporation to change its name to “Sugarmade, Inc.” The name change became effective the same day.  In connection with the name change, we have received notice that effective as of Friday July 15, 2011 our new ticker symbol for our publicly traded common stock was changed to SGMD.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

Exhibit

Description

   3.1

Amendment to Certificate of Incorporation dated June 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUGARMADE, INC.

/s/ Scott Lantz

Scott Lantz

Chief Executive Officer

July 15, 2011